UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (date of earliest event reported):
                                 May 26, 2004


                                Synthetech, Inc.

             (Exact name of registrant as specified in its charter)


           Oregon                      0-12992                   84-0845771
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(State or other jurisdiction       (Commission File            (I.R.S. Employer
     of incorporation)                  Number)              Identification No.)


              1290 Industrial Way, P.O. Box 646, Albany, OR 97321
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

       (541) 967-6575 (Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On May 26, 2004, Synthetech, Inc. issued a press release announcing earnings for the full year and fourth quarter of fiscal 2004.

The information provided hereunder, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

(c) Exhibits.

         12.1 Press release dated May 26, 2004, issued by Synthetech, Inc.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 8, 2004                                   Synthetech, Inc.


                                                 By: /s/ Gary A. Weber
                                                     ---------------------
                                                      Gary A. Weber
                                                      Chief Financial Officer





                                  EXHIBIT INDEX

12.1 Press Release of Synthetech, Inc. dated May 26, 2004.